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                                                                   EXHIBIT 10.24

                       SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this Amendment) is executed as of May ___, 2000, by 114 MILLENNIUM, LTD., a Texas limited partnership (Landlord), and DATA RETURN CORPORATION, a Texas corporation (Tenant).

                                  BACKGROUND:
                                  ----------

A. Landlord and Tenant entered into an Office Lease dated as of November 15, 1999, and a First Amendment to Office Lease (the First Amendment) dated as of February 15, 2000 (the Office Lease, as amended by the First Amendment, being referred to as the Lease), covering approximately 111,053 Rentable Square Feet (RSF) (the Leased Premises) located on the 2nd and 3rd floors of the East Tower, and the 3rd, 4th, 5th, and 6th floors of the North Tower, of Millennium Center, 222 West Las Colinas Boulevard, Irving, Texas 75039.

B. Landlord and Tenant want to amend the Lease to, among other things, expand the Leased Premises to add approximately 34,722 RSF on the 13th floors of the North Tower and the East Tower.

                                  AGREEMENT:
                                  ---------

Landlord and Tenant agree as follows:

1.   Capitalized Terms.  All capitalized terms used but not otherwise defined in
     -----------------
     this Amendment have the same meanings as in the Lease.

2.   Amendments to Lease.  The Lease is amended as follows:
     -------------------

     (a)  Leased Premises.  The Leased Premises are expanded by 34,722 RSF from
          ---------------
          approximately 111,053 RSF to approximately 145,775 RSF by the addition of Suite 1300N (approximately 20,842 RSF) on the 13th floor of the North Tower and Suite 1350E (approximately 7,393 RSF) and Suite 1360E (approximately 6,487 RSF) on the 13th floor of the East Tower - see Exhibit J-2 attached to this Amendment. Suites 1300N, 1350E, and
          -----------
          1360E are shown on Exhibit A-2 attached to this Amendment.  All
                             -----------
          references to Exhibit A in the Lease are deemed hereafter to refer
                        ---------
          also to Exhibit A-2 attached to this Amendment.
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     (b)  Minimum Rent. All references to Exhibit J in the Lease and to Exhibit
          ------------                    ---------                     -------
          J-1 in the First Amendment are deemed to refer also to Exhibit J-2
          ---                                                    -----------
          attached to this Amendment, which specifies the Minimum Rent and Tenant's Pro Rata Share for Suites 1300N, 1350E, and 1360E only. All other provisions of the Lease regarding Minimum Rent remain unchanged, and the Minimum Rent and Tenant's Pro Rata Shares for the other Suites in the Leased Premises are as specified in Exhibit J-1 attached to the
                                                     -----------
          First Amendment.

     (c)  Rent Payments.  Upon execution of this Amendment, Tenant shall pay
          -------------
          Landlord $66,550.50, which will be credited against installments of Minimum Rent shown in Exhibit J-2. This payment is not an "advance
                                -----------
          payment" as referred to in the third sentence of Paragraph 5(a) of the Lease.

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     (d)  Security Deposit. Upon execution of this Amendment, Tenant shall pay
          ----------------
          Landlord $69,444.00, which will increase the Security Deposit under the Lease from $217,478.79 to $286,922.79. All other provisions of the Lease regarding the Security Deposit remain unchanged.

     (e)  Exhibits.  Paragraph 50 of the Lease is amended to include a reference
          --------
          to Exhibit L [New Lease Provisions] attached to this Amendment.
             ---------

     (f)  Option to Expand the Leased Premises.  Paragraph 55(b) of the Lease is
          ------------------------------------
          amended to provide that, if the Leased Premises is expanded to include Suite 450E as therein provided, then the Leased Premises will thereafter consist of approximately 168,438 RSF, and Tenant's pro rata share of Total Electricity Costs will increase to 20.171%.

     (g)  Option to Extend Lease Term for the Original Leased Premises.  The
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          Original Leased Premises as defined in Paragraph 56 of the Lease is further amended to include Suites 1300N, 1350E, and 1360E.

     (h)  New Provisions.  The Lease is amended to add new Paragraphs 65 [14th
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          Floor North Right of First Notice] and 66 [Net Unrestricted Current
          Assets Requirement] to the Lease as set forth in Exhibit L attached to
                                                           ---------
          this Amendment.

     (i)  Tenant Finish Construction.  Exhibit F attached to the Lease is
          --------------------------   ---------
          further amended as follows:

          (i) The 5th paragraph in Paragraph A and the 6th paragraph in Paragraph B are amended to include Suites 1300N, 1350E, and 1360E.

          (ii) The Work Allowance under the fifth paragraph of Paragraph B is increased by $347,220 to a total of $1,513,276.50.

          (iii) Paragraph C is amended to provide that Landlord shall also cause the Core Area Compliance Work to be performed on the 13th floor of the North Tower.

3.   Brokerage; Mutual Indemnities.
     -----------------------------

     (a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Landlord's Broker and Tenant's Broker (collectively, Brokers). Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Amendment.

     (b) Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Brokers. Landlord will indemnify, defend, and hold Tenant harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent, including Brokers, claiming by, through or under Landlord with respect to this Amendment.

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     (c)  Any brokerage commissions payable to Brokers are payable by Landlord pursuant to the terms of separate agreements between Landlord and Brokers.

4.   No Offsets.  Tenant represents to Landlord that to the best of Tenant's
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     knowledge, as of the date of this Amendment, Tenant has no defenses to or offsets against the full and timely payment and performance of each and every covenant and obligation required to be performed by Tenant under the terms of the Lease.

5.   Conflicts.  The terms of this Amendment prevail if there is a conflict with
     ---------
     the terms of the Lease.

6.   Headings.  The headings or captions of the paragraphs in this Amendment are
     --------
     for convenience only and do not and may not be implied to limit or expand the construction and intent of the contents of the respective paragraph.

7.   Binding Effect.  This Amendment is binding upon and inures to the benefit
     --------------
     of the parties and their respective successors and assigns (but this reference to assigns is not a consent to an assignment by Tenant).

8.   Counterparts; Facsimile Signatures.  This Amendment may be executed in two
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     or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument. Facsimile signatures are binding on the party providing them.

9.   Exhibits.  Each exhibit attached to this Amendment is incorporated herein
     --------
     for all purposes.

10.  Ratification.  The Lease, as amended and modified by this Amendment, is
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     ratified and confirmed by the parties and remains in full force and effect.


                           [Signature page follows.]

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     EXECUTED as of the date first above written.

                              LANDLORD:


                              114 MILLENNIUM, LTD.,
                              a Texas limited partnership

                              By:  T114 Properties, Inc.,
                                   a Delaware corporation, its general partner



                                   By:_____________________________________
                                      Name:________________________________
                                      Title:_______________________________



                              TENANT:

                              DATA RETURN CORPORATION,
                              a Texas corporation


                              By:    /s/ Stuart Walker
                                   -----------------------------------------
                                   Name:    Stuart Walker
                                        ------------------------------------
                                   Title:    CFO
                                         ----------------------------------


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